UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Giga-tronics Incorporated

5990 Gleason Drive

Dublin, California 94568

(925) 328-4650

investors@gigatronics.com

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 20, 2018

To Our Shareholders:

The Annual Meeting of Shareholders of Giga-tronics Incorporated will be held at the Giga-tronics executive offices, 5990 Gleason Drive, Dublin, California on Thursday, September 20, 2018 at 9:30 a.m., local time, for the following purposes:

1.	To elect five directors, as nominated by the Board of Directors, to hold office until the 2019 Annual Meeting of Shareholders.
2.	To ratify the appointment of Armanino LLP as our Independent Registered Public Accounting Firm for the fiscal year ending March 30, 2019.
3.	To approve on an advisory basis the compensation of our named executive officers.
4.	To approve the 2018 Giga-tronics Incorporated Equity Incentive Plan.
5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on July 26, 2018 will be entitled to vote at this meeting, or any adjournment of this meeting.

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER YOU HOLD. PLEASE DATE, SIGN, VOTE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED, PREPAID ENVELOPE.

By Order of the Board of Directors,

/s/ William J. Thompson Chairman of the Board of Directors

 Your vote is very important.
Even if you plan to attend the meeting,

PLEASE VOTE YOUR PROXY PROMPTLY.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on September 20, 2018: The proxy statement and annual report on Form 10-K are available online at www.gigatronics.com under “Investor Relations”.

Dublin, California

July 30, 2018

PROXY STATEMENT

FOR THE

ANNUAL MEETING OF SHAREHOLDERS

Giga-tronics Incorporated

5990 Gleason Drive

Dublin, California 94568

This proxy statement is submitted by the board of directors (the “Board”) of Giga-tronics Incorporated, a California corporation (“Giga-tronics” or the “Company”), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at 9:30 a.m. on Thursday, September 20, 2018, at the Giga-tronics executive offices, 5990 Gleason Drive, Dublin, California, in accordance with the notice to shareholders, and at any adjournments thereof.

Our Board has fixed July 26, 2018 as the record date for the Annual Meeting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at this meeting. Holders of outstanding shares of our preferred stock are entitled to vote with holders of our common stock as a single group. A majority of the shares of common stock and preferred stock on an as-converted basis will constitute a quorum for the transaction of business at the Annual Meeting. On the record date, there were 10,418,953 shares of Giga-tronics common stock and 71,934 shares of Giga-tronics preferred stock issued and outstanding. Each common share outstanding on the record date is entitled to one vote as to each matter to be acted on at this meeting. Each preferred share outstanding on the record date is entitled to 100 votes as to each matter to be acted on at the meeting. However, each shareholder will be entitled to cumulate votes in the election of directors provided that notice of an intention to cumulate votes is given at this meeting by such shareholder before voting for the election of directors. Under cumulative voting, a shareholder is allowed one vote per share multiplied by the number of directors to be elected and may cast the total number of votes for one nominee or may distribute the total number of votes among as many nominees as the shareholder chooses. Five directors will be elected at this meeting.

Shares represented by properly executed proxies received by Giga-tronics will be voted at the Annual Meeting according to the instructions on the proxies. It is intended that shares represented by proxies received by Giga-tronics which are not marked to the contrary will be voted FOR all proposals included in the notice of this meeting.

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. A shareholder giving a proxy may revoke it before its exercise by filing with the Secretary of Giga-tronics either an instrument revoking the proxy or a duly executed proxy bearing a later date. A proxy will be revoked automatically if the shareholder who executed it is present at the Annual Meeting and votes in person. Attendance at this meeting will not, in and of itself, constitute the revocation of a proxy. The granting of a proxy will give the proxy holder authority to cumulate votes if cumulative voting is elected.

The approximate date on which this Proxy Statement and the accompanying form of proxy will be sent to Giga-tronics shareholders is August 15, 2018.

The Annual Report of Giga-tronics for its fiscal year ended March 31, 2018 will be mailed with this Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting.

Abstentions and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

In the election of directors, the five candidates receiving the highest number of affirmative votes will be elected. Abstentions and broker “non-votes” will have no effect on the voting outcome with respect to the election of directors. The affirmative vote of the holders of a majority of shares of capital stock (that is, shares of common stock and preferred stock on an as-converted basis), present in person or represented by proxy and entitled to vote, is required with respect to (i) the ratification of the selection of our Independent Registered Public Accounting Firm, (ii) the approval of the advisory vote on the compensation of our named executive officers and (iii) the approval of the 2018 Equity Incentive Plan. An abstention is treated as present and entitled to vote and therefore has the effect of a vote against these three matters. A non-vote will have no effect on the vote for these matters unless the number of shares voted in favor is less than a majority of the required quorum, in which case a non-vote would have the effect of a vote against these matters.

The costs of solicitation of proxies, including the printing, handling and mailing of the proxy material, will be paid by Giga-tronics. Copies of solicitation material will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to beneficial owners of shares held in their names, and Giga-tronics will reimburse them for their expenses. The solicitation of proxies through this proxy statement may be supplemented by telephone, email or personal solicitation by directors, officers or other regular employees of Giga-tronics. No additional compensation will be paid to directors, officers or other employees for such services. Giga-tronics has retained Alliance Advisors to solicit proxies for a fee of approximately $20,000, which includes the estimated fees for related printing services.

The executive offices of Giga-tronics is located at 5990 Gleason Drive, Dublin, California 94568, and the telephone number at that location is (925) 328-4650. Emails can be addressed to investors@gigatronics.com.

  PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, five directors (the entire board of directors) are to be elected to serve until the next annual meeting and until their successors are elected and qualified. The nominees of the Board for election as directors are listed below.

			Director
Name	Age	Positions and Offices Held with Company	Since
William J. Thompson	53	Director, Chairman of the Board	2011
Gordon L. Almquist	68	Director	2012
Lutz P. Henckels	77	Director, Executive Vice President and Interim Chief Financial Officer	2011
John R. Regazzi	63	Chief Executive Officer and Director	2006
Jamie Weston	53	Director	2016

The following is additional information about each of the nominees as of the date of this proxy statement, including their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Board to determine that each nominee should serve as one of our directors.

William J. Thompson, age 53, has served as Chairman of the Board of Directors since August 2016 and has been a member of our Board since 2011. Dr. Thompson served as our Acting Chief Executive Officer from August 2016 until June 2017. Dr. Thompson is a Managing Member of Alara Capital AVI II and was Director of Research for Jacobi Capital Management.  Dr. Thompson co-founded Circadiant Systems (acquired by JDS Uniphase Corporation), a venture capital backed test and measurement company that designed and manufactured instrumentation for optical communication. Dr. Thompson also served as a Member of Technical Staff at Lucent Technologies where he designed analog RF optoelectronic components for high speed optical communication, and as a researcher with the University of Maryland. Dr. Thompson graduated summa cum laude with a Bachelor of Science in Physics from University of North Carolina at Charlotte and holds a Ph.D. in Physics from Stony Brook University. He graduated as a Palmer Scholar with an MBA in Finance from the Wharton School of the University of Pennsylvania.

Dr. Thompson’s extensive knowledge and experience with RF and the test and measurement industry, and his valuable insight and knowledge in financial matters qualifies him to serve as a director of Giga-tronics Incorporated.

Member: Compensation Committee, Nominating and Governance Committee (Chair), and Audit Committee

John R. Regazzi, age 63, has served as a member of our Board since 2006. He has been our Chief Executive Officer since February 2018. Previously he was appointed Co-Chief Executive Officer in June 2017 and Chief Technology Officer in August 2016. From 2006 to August 2016, he was the President and Chief Executive Officer of the Company. Prior to that, Mr. Regazzi held the following positions within the Giga-tronics Instrument Division: President and General Manager, Vice President of Operations, and Vice President of Engineering. Mr. Regazzi also serves as the Company’s Secretary. Prior to Giga-tronics Mr. Regazzi was with Hewlett Packard and Keysight for 22 years in various design and management positions associated with their microwave sweeper and synthesizer product lines. Mr. Regazzi holds a Bachelor of Science in Electrical Engineering from Rutgers University and a Master of Science in Electrical Engineering from Lehigh University.

Mr. Regazzi’s current role as Chief Executive Officer, his RF and Microwave expertise, and his depth of experience in engineering and manufacturing management qualifies him to serve as a director of Giga-tronics Incorporated.

 Gordon L. Almquist, age 68, has served as a member of our Board since 2012. Mr. Almquist has more than 30 years of experience in senior financial management roles at public and private technology companies. From August 2009 until his retirement in June 2016, Mr. Almquist served as the Vice President and Chief Financial Officer of Keyssa, Inc. (formerly known as WaveConnex, Inc.), a semiconductor technology company headquartered in Campbell, CA. Prior to Keyssa, he held similar positions at Strix Systems, where he was also a co-founder, and publicly-traded companies including Vertel Corporation and 3D Systems Corporation. Mr. Almquist also served on the board of directors for CAP Wireless (acquired by TriQuint Semiconductor in 2013). Mr. Almquist is a certified public accountant (inactive) in the State of California and holds a bachelor's degree in business administration (accounting) from California State University, Northridge.

Mr. Almquist’s expertise and knowledge of financial and audit matters and public company experience qualifies him to serve as a director of Giga-tronics Incorporated.

Member: Audit Committee (Chair), and Compensation Committee

Lutz P. Henckels, age 77, has served as a member of our Board since 2011. Dr. Henckels is a managing member of Alara Capital AVI II. He was appointed the Executive Vice President and interim Chief Financial Officer of Giga-tronics in February 2018. Prior to joining Giga-tronics, Dr. Henckels was Chairman and Chief Executive Officer of HiQ Solar which produces solar inverters for the commercial market from May 2013 to December 2017. Dr. Henckels has over 40 years’ experience serving as Chief Executive Officer of the private and public technology companies HiQ Solar, SyntheSys Research (acquired by Tektronix/Danaher), LeCroy Corporation, and HHB Systems. Dr. Henckels is the recipient of the first John Fluke Sr. Memorial Award, along with David Packard, Joe Keithley, and Alex D’Arbeloff. The John Fluke Sr. Memorial Award was established in 1986 to honor executives who have led their companies with innovative engineering or business management. Dr. Henckels holds a Bachelor of Science and Master of Science in Electrical Engineering and PhD in Computer Science from the Massachusetts Institute of Technology. He graduated Eta Kappa Nu and Tau Beta Pi, and is also a graduate of the OMP program of Harvard Business School. Dr. Henckels has been a director of multiple publicly traded companies, including Ikos, Inframetrics, and LeCroy.

Dr. Henckels current role as Executive Vice President and acting Chief Financial Officer provides valuable insight and perspective on strategic and business matters. Dr. Henckels’ knowledge and experience in the technology industry qualifies him to serve as a director of Giga-tronics Incorporated.

Member: Nominating and Governance Committee

Jamie Weston, age 53, has served as a member of our Board since 2016. Mr. Weston is a Managing Director at Spring Mountain Capital (“SMC”) private equity group and has been with the firm since 2011. SMC is the largest investor in Alara Capital AVI II, the Company’s largest shareholder. Mr. Weston was previously a Partner at The Wicks Group of Companies, a private equity firm with close to $1 billion under management, focused on selected segments of the information, education, and media industries. During his 15 years at Wicks, he was an integral part of its investment and management activities, and served on the board of directors of many of its portfolio companies. While at Wicks, he directly structured and negotiated more than 20 acquisitions and divestitures and worked on more than 40 additional closed transactions. Prior to Wicks, Mr. Weston worked at IBJ Whitehall Bank & Trust Company and National Westminster Bancorp, where he completed leveraged financings. Mr. Weston received his M.B.A. from Fordham University and graduated cum laude from Drew University with a B.A. in Economics.

Mr. Weston’s extensive knowledge and experience as a board member of multiple companies and his knowledge of financial matters qualifies him to serve as a director of Giga-tronics Incorporated.

Member: Compensation Committee (Chair), Nominating and Governance Committee, and Audit Committee

There are no family relationships between any of our directors or executive officers. The Board has determined that Messrs. Almquist and Weston, are independent under the independence standards of The Nasdaq Stock Market. Mr. Regazzi and Mr. Henckels are not independent under this standard because of their employment with the Company. Mr. Thompson is not independent under this standard because he served as co-CEO of the Company in 2017.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED IN PROPOSAL 1. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

INFORMATION ABOUT THE BOARD

AND COMMITTEES OF THE BOARD

Meetings

There were 38 meetings of the Board during the fiscal year ended March 31, 2018. During the fiscal year, each director attended 75% or more of the aggregate number of meetings of the Board and meetings of Board committees of which the director was a member. Directors are expected to attend the Annual Meeting except for good cause, and all but one of the directors attended the Annual Meeting in 2017.

Committees

The Giga-tronics Board has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.

Audit Committee

The Audit Committee consists of directors Gordon L. Almquist (Chairman), William J. Thompson, and Jamie Weston. While Mr. Almquist and Mr. Weston, are considered to be independent under the director independence standards of the Nasdaq Stock Market applicable to audit committee members, Mr. Thompson is not considered to be independent under this standard because he was the Company’s co-Chief Executive Officer from August 2016 to June 2017. The Audit Committee serves to monitor the effectiveness of the independent audit, as well as the Company's accounting, financial controls and financial reports. The Audit Committee must pre-approve all non-audit services provided by the Independent Registered Public Accounting Firm. The Audit Committee held four meetings during the past fiscal year. For fiscal 2018, the Board has determined that Gordon L. Almquist, as the financial expert, had:

(i) an understanding of generally accepted accounting principles and financial statements;

(ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

(iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv) an understanding of internal control over financial reporting; and

(v) an understanding of audit committee functions.

Therefore, the Board determined that Mr. Almquist is the Audit Committee’s financial expert for purposes of the Nasdaq Stock Market rules and requirements of the Sarbanes-Oxley Act of 2002.

During the 2018 fiscal year, the Audit Committee met four times.

The charter of the Audit Committee is available on the Company’s website at http://investor.gigatronics.com/governance.cfm .

Compensation Committee

 The Compensation Committee consists of directors Jamie Weston (Chairman), Gordon L. Almquist and William J. Thompson. Mr. Weston and Mr. Almquist are independent under the independence standards of the Nasdaq Stock Market but Mr. Thompson is not because he served as the Company’s Acting Chief Executive Officer during 2016 and 2017. The Compensation Committee formulates recommendations to the Board regarding levels of compensation for management. In addition, in order to recognize the expected future contributions of key employees and provide an additional incentive for them to remain with Giga-tronics over the long-term, the Compensation Committee awards options to purchase shares of our common stock and other forms of equity awards. The Compensation Committee reviews and approves all stock options and executive compensation.

 The Compensation Committee did not engage any compensation consultants in determining or recommending executive officer compensation for fiscal 2018. During the 2018 fiscal year, the Compensation Committee did not conduct any meetings.

 The Compensation Committee charter is available on the Company’s website at http://investor.gigatronics.com/governance.cfm.

Nominating and Governance Committee

 The Nominating and Governance Committee (the “Nominating Committee”) consists of directors Jamie Weston (Chairman), William J. Thompson, and Lutz P. Henckels. While Mr. Weston is considered to be independent under the director independence standards of the Nasdaq Stock Market, Mr. Henckels is not considered to be independent under this standard because he became the Company’s Acting Chief Financial Officer in February 2018. Mr. Thompson is not for the reasons described above. The purpose of the Nominating Committee is to recommend persons for membership on the Board, to establish criteria and procedures for the selection of new directors, and to evaluate and recommend to our Board any revisions to our corporate governance guidelines. The Nominating Committee made no recommendations with respect to nominees for the 2018 Annual Meeting and instead, the nominees, each of whom is currently a director, were selected by our Board. In addition, while the Nominating Committee generally makes recommendations concerning committee membership to our Board, in July 2018, our Board recomposed the members of our Compensation Committee without a separate recommendation from the Nominating Committee.

 The Nominating Committee has no formal process for identifying and evaluating candidates. Existing directors identify suitable candidates as the need arises. The Board’s policy is to consider any director candidate nominated or recommended by a shareholder in the same manner that it would consider a candidate nominated by the Board or Nominating Committee. In the past year, the Company did not receive any recommendations for director candidates from any shareholders. Shareholder recommendations should be submitted in writing to the Company by mail at its main office at least 120 days in advance of the anniversary date of the mailing of notice of the previous year’s annual meeting and should include sufficient biographical information (including all information that would be required to be disclosed in a proxy statement for a shareholder meeting at which directors are to be elected) for the committee to make an initial evaluation of the candidate’s qualifications. The Company has never engaged or paid a fee to a third party search firm in connection with the nomination of a candidate for director.

 The Nominating Committee considers the following criteria in proposing nominations for director to the full Board: independence; high personal and professional ethics and integrity; ability to devote sufficient time to fulfilling duties as a director; impact on diversity of the Board, including skills and other factors relevant to the Company’s business; overall experience in business, education, and other factors relevant to the Company’s business. At a minimum, the Nominating Committee must be satisfied that each nominee, both those recommended by the Nominating Committee and any recommended by shareholders, meets the following minimum qualifications:

●	The nominee should have a reputation for integrity and honesty.
●	The nominee should have demonstrated business experience and the ability to exercise sound judgment.
●	The nominee should have an understanding of the Company and its industry.
●	The nominee should have the ability and willingness to act in the interests of the Company and its shareholders.
●	The nominee should not have a conflict of interest that would impair the nominee’s ability to fulfill the responsibilities of a director.

 The Nominating Committee has adopted a Code of Ethics applicable to all directors, officers and employees. The Company will provide to any person without charge, upon request, a copy of such Code of Ethics upon written request mailed to the Company at its main office, to the attention of the Corporate Secretary. The Nominating Committee has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other board members or candidates.

 The Nominating Committee charter is available on the Company’s website at http://investor.gigatronics.com/governance.cfm .

Board Leadership Structure

The positions of Chairman of the Board and Chief Executive Officer are currently held by different persons. The Board believes that having a separate chairman helps enable the Board to maintain an independent perspective on the activities of the Company and executive management. Periodically, the Board assesses the roles and the Board leadership structure to ensure the interests of the Company and the shareholders are best served.

Board Risk Oversight

The Company’s senior management manages the risks facing the Company under the oversight and supervision of the Board. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. Other general business risks such as economic and regulatory risks are monitored by the full Board.

Compensation of Directors

For fiscal year 2018, no directors other than the Acting Chief Executive Officer, Acting Chief Financial Officer and the Audit Committee Chair received cash payment for their services as employees and directors. The Compensation to the Acting Chief Executive Officer was related to earnings in capacity of Acting Chief Executive Officer. The Compensation to the Acting Chief Financial Officer was related to some consulting services prior to his becoming the Company’s Acting Chief Financial Officer in February 2018. The Audit Committee Chair, who is not employed by Giga-tronics, received annual director’s fees of $89,900 consisting of $44,000 in cash fees; a restricted share award of 26,000 common shares; an option grant for 11,000 common shares which vests at the rate of 20% per year; and $25,000 in cash for consulting fees. From time to time, Giga-tronics makes discretionary grants of options to purchase shares of its common stock to directors in consideration for services they provide to Giga-tronics as members of the Board. For fiscal year 2018 no directors other than the Audit Committee Chair received a discretionary grant of options. The restricted stock award described above vested fully on March 31, 2018.

The following table summarizes compensation paid to directors (other than Mr. Regazzi, whose compensation in all capacities is included in the Executive Compensation Table that follows) in fiscal year 2018.

Director Compensation

Name	Fees Earned or Cash Paid ($)	Option Awards (1) ($)	Restricted Stock Awards (2) ($)	Change in Pension Value and Non- qualified Deferred Compensation Earnings	All Other Compensation (3) ($)	Total ($)
Gordon L. Almquist	$44,000	$3,740	$17,160	—	$25,000	$89,900
John R. Regazzi	—	$—	$—	—	$—	$—
Lutz P. Henckels	—	$—	$—	—	$25,000	$25,000
Jamie Weston	—	$—	$—	—	$—	$—
William J. Thompson	—	$—	$—	—	$—	$—

(1)

The value for stock option awards in the table above represents grant date fair value of stock option awards. For option awards, the dollar amount for each individual varies depending on the number of options granted, the fair value of such options, and the vesting terms of such options. See Note 1 of the audited consolidated financial statements for the fiscal year ended March 31, 2018 for information on the assumptions used to calculate the grant date fair value of option awards and the expense recognized under ASC 718. At March 31, 2018, Mr. Henckels held options to purchase 405,500 shares of common stock, Mr. Thompson held options to purchase 44,000 shares of common stock, Mr. Almquist held options to purchase 71,500 shares of common stock, and Mr. Weston held no options.

(2)	Restricted shares were granted in lieu of cash compensation for fiscal year 2018 with the weighted average grant date fair value of $0.66 per share.
(3)

Consulting Fees in fiscal year 2018 were $25,000 for Mr. Almquist and $25,000 for Mr. Henckels. Does not include compensation earned by Mr. Thompson for services as Acting CEO, which are included in the executive compensation table.

Giga-tronics has entered into indemnification agreements with all of its officers and directors.

Communications with Directors

The Company does not have a formal process for shareholders to send communications to the Board or to specific individual directors. Shareholders may send communications to the full Board or to individual directors at the Company’s offices at 5990 Gleason Drive, Dublin, California 94568. Communications will be forwarded unopened to the director to whom it is addressed or to the Chairman of the Board if addressed to the Board. The Board believes that this informal process is adequate to ensure that shareholder communications are received by the intended recipients.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and holders of more than 10% of Giga-tronics’ common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, or SEC. Officers, directors, and greater than 10% shareholders are required by SEC regulations to furnish Giga-tronics with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms received by Giga-tronics, or written representations from certain reporting persons, we believe that during the fiscal year ended March 31, 2018, the Company’s officers, directors and greater than 10% shareholders timely complied with all applicable filing requirements except as follows: Mr. Almquist filed a Form 4 untimely reporting three transactions (the receipt of a stock option award, the receipt of a restricted stock award and the acquisition of the Company’s Series E Senior Convertible Voting Perpetual Preferred Stock (“Series E Shares”); Mr. Henckels filed three Form 4s untimely reporting three transactions (the receipt of a restricted stock award, the cancelation of a restricted stock award and the acquisition of Series E Shares, Mr. Regazzi filed two Form 4s untimely reporting two transactions (the receipt of a restricted stock award and the acquisition of Series E Shares) and Ms. Oduozor filed one Form 4 untimely reporting the receipt of a restricted stock award.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth information concerning the Company’s executive officers.

Name	Age	Position
John R. Regazzi	63	Chief Executive Officer (1) and Director
Lutz P. Henckels	77	Executive Vice President, Acting Chief Financial Officer (2)
Armand Pantalone	53	Chief Technology Officer (3)
Timothy Ursprung	57	Vice President Sales & Marketing (4)

(1) Appointed Chief Executive Officer effective January 2018. Served as Co-Chief Executive Officer immediately prior thereto.

(2) Appointed Acting Chief Financial Officer on February 22, 2018.

(3) Appointed Chief Technology Officer on June 11, 2018.

(4) Appointed Vice President Sales & Marketing on July 2, 2018.

For information about Mr. Regazzi and Mr. Henckels, see Proposal 1 -- Election of Directors.

Mr. Ursprung was appointed to the position of Vice President Sales & Marketing on July 2, 2018. Prior to joining the Company, Mr. Ursprung worked at Rodelco Electronics Corporation as the head of sales in the RF/Microwave Integrated Microwave Assembly marketspace promoting Highly Complex solutions for Electronic Warfare and Radar applications from April 2014 to June 2018. Prior to Rodelco, from July 2005 to January 2014, Mr. Ursprung owned and operated a manufacturer’s representative firm, EOX Sales LLC, covering the Mid-Atlantic and Southeast regions of the United States. In addition, Mr. Ursprung was Vice President Sales and Marketing for Aeroflex Test Solutions for ten years in charge of all activities in the Americas from July 1995 to June 2005. Mr. Ursprung graduated from Clarkson University in Potsdam, NY with a degree in Engineering and Management.

Mr. Pantalone was promoted to the position of Chief Technology Officer on June 11, 2018. Mr. Pantalone joined Giga-tronics in July 2016 as the Director of RADAR & EW Test Solutions. Prior to joining the Company, Mr. Pantalone worked at Raytheon’s Integrated Defense Systems Division from July 1996 to June 2016. In his 20 years at Raytheon, he held a variety of technical and leadership positions associated with RADAR and missile defense programs. Previous experience includes 10 years at Northrop Grumman/Nordeen Systems as an RF & Microwave engineer specializing in the design of RADAR systems including system integration and flight testing. Mr. Pantalone graduated from Clarkson University in Potsdam, NY with a dual degree in Electrical and Computer Engineering.

EXECUTIVE COMPENSATION

Compensation of Officers

The following table provides information for the indicated fiscal years concerning compensation earned by each person serving as Giga-tronics’ chief executive officer during the most recent fiscal year, which ended March 31, 2018, and each other executive officer who earned more than $100,000 during such fiscal year.

Name and	Fiscal			Option	All Other
Position	Year	Salary ($)	Bonus ($)	Awards($)(1)	Compensation ($)	Total ($)(2)
John R. Regazzi	2018	$217,691	$—	$63,841	$1,144	$282,676
Chief Executive Officer	2017	250,000	—	—	1,795	251,795
Suresh Nair	2018	169,495	—	—	1,641	171,136
Former Co-Chief Executive Officer (3)	2017	0	—	—	—	—
William J. Thompson	2018	67,134	—	—	—	67,134
Former Acting Chief Executive Officer (4)	2017	146,154	—	—	—	146,154
Lutz P. Henckels	2018	20,000	—	132,000	35,078	187,078
EVP and Interim Chief Financial Officer (Principal Accounting Officer) (5)	2017	0	—	—	—	—
Michael R. Penta (6)	2018	72,987	54,713	—	637	128,337
Former Vice President, Sales	2017	200,000	80,426	—	3,183	283,609
James Taber	2018	166,076	8,848	—	1,425	176,349
Former Vice President, Sales & Marketing (7)	2017	0	—	—	—	—
Temi Oduozor (8)	2018	161,515	—	—	1,504	163,019
Former Corporate Controller	2017	95,684	—	—	806	96,490

(1)

Mr. Regazzi received 100,000 new (ISO) stock options exercisable at $0.33 per share on March 30, 2018. On March 30, 2018, the Company repriced Mr. Regazzi’s option for 100,000 shares expiring December 14, 2021 with an original exercise price of $1.64 per share, his option for 99,750 shares expiring on August 22, 2022 with an exercise price of $1.42 per share and his option for 100,000 shares expiring March 13, 2023 with an exercise price of $1.65 per share. As repriced, the exercise price for each option is $0.33 per share, which was the fair market value per share on March 30, 2018. In connection with his appointment as Interim Chief Financial Officer, Mr. Henckels received a special grant of a non-qualified option for 400,000 shares of common stock exercisable at $0.33 per share on March 30, 2018.

(2)	Includes consulting fees for Mr. Henckels of $35,078 during the 2018 fiscal year and matching contributions made by Giga-tronics to its 401(k) Plan.
(3)	Employment terminated as of December 22, 2017.
(4)	Employment terminated on June 21, 2017.
(5)	Appointed Executive Vice President and Interim Chief Financial Officer as of February 22, 2018.
(6)	Employment terminated on July 7, 2017.
(7)	Employment terminated on May 4, 2018.
(8)	Employment terminated as of February 23, 2018.

The Company does not have employment agreements with any of its executive officers, though it has entered into to change in control agreements with certain officers as described below.

CEO Pay Ratio Disclosure

As a result of rules the SEC adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing the following disclosure about the ratio of the annual total compensation of our chief executive officer to the median annual total compensation of our employees. Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure the pay of each of our employees reflects the level of their job impact and responsibilities and is competitive within our peer group.

The following paragraphs describe our methodology and the resulting pay ratio for the fiscal year ended March 28, 2018.

Measurement Date. We identified the median employee using our employee population on March 28, 2018.

Consistently Applied Compensation Measure. Under the SEC rules, we were required to identify the median employee by use of a “consistently applied compensation measure,” or CACM. We used a CACM based on the annual total direct cash compensation of our employees, which we gathered from payroll data. We identified the median employee by looking at annual base pay, inclusive of overtime pay actually received. We did not consider equity awards as part of our CACM because those awards are not distributed in a regular manner, nor are they widely distributed among our employees. We did not adjust to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis because we have very few part-time employees. We annualized the base salary paid to those full-time employees who commenced work with us during our 2018 fiscal year and therefore did not work for us the entire calendar year.

Methodology and Pay Ratio. We had 56 full-time and 4 part-time employees at the measurement date who all reside within the United States and therefore we did not exclude anyone based foreign residence. Using the salary plus overtime compensation data, we reviewed data for employees within +/-5% of the median. We then reviewed the total compensation of each of these employees based on Summary Compensation Table disclosure rules Item 402(c)(2)(x) of SEC Regulation S-K and determined the median employee. The median employee earned $84,296 in our 2017 fiscal year.

Our CEO’s compensation as reported in the Summary Compensation Table was $217,691 for the year ended March 31, 2018. Therefore, our CEO to median employee pay ratio is 3:1.

SEC rules allow for varying methodologies for companies to identify their median employee; and other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Consequently, the pay ratios reported by other companies may not be relevant or meaningful for purposes of comparison to our pay ratio as reported here. This information is being provided for compliance purposes. Neither the Compensation Committee nor management of Giga-tronics used the pay ratio measure in making compensation decisions.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table includes information as of July 26, 2018, concerning the beneficial ownership of Giga-tronics’ common stock for: each person known by Giga-tronics to own beneficially more than 5% of Giga-tronics’ outstanding common stock and common stock equivalents; each director and nominee; each executive officer named in the Summary Compensation Table above; and all directors and executive officers of Giga-tronics as a group. In accordance with SEC rules, beneficial ownership includes shares that a person has the right to acquire within 60 days. The address of all officers and directors of Giga-tronics is c/o Giga-tronics Incorporated, 5990 Gleason Drive, Dublin, California 94568.

Stock Ownership of Certain Beneficial Owners
Name of Beneficial Owner and Position(s) with the Company	Amount and Nature of Beneficial Ownership		Percentage of Total Outstanding Common Stock
Gordon L. Almquist, Director	233,500	(1)	2.22%
Lutz P. Henckels, EVP, Interim Chief Financial Officer and Director	4,117,660	(2)	30.52%
John R. Regazzi, Chief Executive Officer and Director	809,450	(3)	7.37%
William J. Thompson, Chairman of the Board	4,089,776	(4)	30.51%
Jamie Weston, Director	3,956,456	(5)	29.60%
Armand Pantalone, Chief Technology Officer	4,000	(6)	0.04%
Timothy Ursprung, Vice President Sales & Marketing	60,000	(7)	0.57%
All executive officers and directors as a group	1,397,474	(8)	12.92%
(7 persons, including those above)
Alara Capital AVI II, LC	3,956,456	(9)	29.60%
1045 First Avenue
King of Prussia, PA 19406
Thomas Leonard	2,207,000	(10)	18.67%
1617 John F. Kennedy Blvd 19th Floor
Philadelphia, PA 19103
Porter Capital Management	1,250,000	(11)	10.71%
300 Drakes Landing Road
Greenbrae, CA 94904

*	Indicates less than 1%
(1)	Includes 45,800 shares issuable under options exercisable within 60 days of July 26, 2018. Includes 30,000 shares of common stock issuable upon conversion of 300 Series E Shares.
(2)	Includes 4,400 shares issuable under options exercisable within 60 days of July 26, 2018. Includes 120,000 shares of common stock issuable upon conversion of 1,200 Series E Shares.
Also includes 3,956,456 shares beneficially owned by Alara Capital AVI II, LLC with respect to which Mr. Henckels shares voting and dispositive power as a managing member of Alara Capital AVI II, LLC.
(3)	Includes 299,750 shares issuable under options exercisable within 60 days of July 26, 2018. Includes 200,000 shares of common stock issuable upon conversion of 2,000 Series E Shares.
(4)	Includes 40,700 shares issuable under options exercisable within 60 days of July 26, 2018.
Also includes 3,956,456 shares beneficially owned by Alara Capital AVI II, LLC with respect to which Mr. Thompson shares voting and dispositive power as a managing member of Alara Capital AVI II, LLC.
(5)	Includes 0 shares issuable under options exercisable within 60 days of July 26, 2018.
Also includes 3,956,456 shares beneficially owned by Alara Capital AVI II, LLC with respect to which Mr. Weston shares voting and dispositive power as a managing member of Spring Mountain Capital.
(6)	Includes 4,000 shares issuable under options exercisable within 60 days of July 26, 2018.
(7)	Includes 0 shares issuable under options exercisable within 60 days of July 26, 2018. Includes 60,000 shares of common stock issuable upon conversion of 600 Series E Shares.
(8)	Excludes 3,956,456 shares beneficially owned by Alara Capital AVI II, LLC.
(9)	Includes 1,010,034 common shares, preferred shares convertible to 1,853,351 of common shares and warrants exercisable into 1,093,071 common shares, totaling 3,956,456 of beneficially owned shares.
(10)

Includes 804,000 common shares and warrants exercisable for 603,000 common shares, and 800,000 shares of common stock issuable upon conversion of 8,000 Series E Shares, totaling 2,207,000 of beneficially owned shares.

(11)

Information is based on a Schedule 13G filed by Porter Capital Management Co. (“PCMC”) on April 2, 2018. Includes 950,000 of common stock issuable upon conversion of 9,500 Series E Shares and warrants exercisable for 300,000 common shares, totaling 1,250,000 of beneficially owned shares.

Of this total, Porter Partners, L.P. holds 8,000 Series E Shares and warrants exercisable into 255,000 common shares and EDJ Limited holds 1,500 Series E Shares and warrants exercisable into 45,000 common shares. PCMC is a general partnership and is the general partner of Porter Partners, L.P. and the investment manager of EDJ Limited. Jeffrey H. Porter is the managing partner of PCMC.

Stock Options

The following table sets forth information about stock options held by the named executive officers outstanding as of March 31, 2018, the end of the Company’s 2018 fiscal year. All option exercise prices were based on market price on the date of grant.

Outstanding Equity Awards at Fiscal Year-End
Name	Shares subject to Unexercised Options (#) Exercisable	Shares subject to Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date
(a)	(b)	(c)	(d)	(e) (1)
John R. Regazzi (2)	—	100,000	$0.33	3/30/2028
	100,000	—	$0.33	12/15/2021
	99,750	—	$0.33	8/22/2022
	100,000	—	$0.33	3/13/2023
Suresh Nair	10,000	40,000	$1.26	4/27/2026
William J. Thompson	15,000	—	$1.64	12/15/2021
	18,000	—	$1.53	4/24/2023
	4,400	1,100	$2.47	7/1/2024
	3,300	2,200	$1.84	2/25/2025
Lutz P. Henckels	2,200	3,300	$2.47	7/1/2024
	—	400,000	$0.33	3/30/2028
Jim Taber	5,000	20,000	$0.84	2/22/2027
Temi Oduozor	21,000	14,000	$1.48	12/17/2024

(1)

Column (e) shows the contractually scheduled expiration date. In case of the termination of employment of Messrs. Nair, Taber and Ms. Oduozor, the exercise period expires 90 days after termination of employment rather than on the original contractually scheduled expiration dates.

(2)

On March 30, 2018, the Company repriced Mr. Regazzi’s option for 100,000 shares expiring December 14, 2021 with an original exercise price of $1.64 per share, his option for 99,750 shares expiring on August 22, 2022 with an exercise price of $1.42 per share and his option for 100,000 shares expiring March 13, 2023 with an exercise price of $1.65 per share. As repriced, the exercise price for each option is $0.33 per share, which was the fair market value per share on March 30, 2018.

Equity Compensation Plan Information

The following table provides information on options and other equity rights outstanding and available at March 31, 2018.

Equity Compensation Plan Information
	No. of securities to be issued upon exercise of outstanding options, stock awards, warrants and rights	Weighted average exercise price of outstanding options, stock awards, warrants and rights	No. of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,478,700	$0.56	456,677
Equity compensation plans not approved by security holders-options (1)	400,000	0.33	n/a
Total	1,878,700	$0.51	456,677

(1)

Reflects a grant of nonqualified options for 400,000 shares of common stock to Mr. Henckels in consideration of employment of an employee and officer. The exercise price is $0.33 per share and the vesting schedule is 25% after one year and 1/48th of the original grant each month thereafter.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND
CHANGE-IN-CONTROL ARRANGEMENTS

Change-In-Control Arrangements

All outstanding options may accelerate and become exercisable for fully vested shares of common stock upon a change in control of Giga-tronics, whether effected through merger, sale of substantially all of Giga-tronics’ assets, the successful completion of a hostile tender offer for 30% or more of Giga-tronics’ outstanding common stock, or a change in the majority of the Board as a result of one or more contested elections for Board membership.

In order to reinforce and encourage the continued attention and dedication of certain key members of management, we have entered into change in control agreements and severance agreements with certain executive officers including Mr. Regazzi.  Under the Company’s termination of employment and change of control agreements, officers are entitled to receive some or all of the following benefits: severance pay, payment of coverage premiums for health, dental, and vision benefits for and executive officers and their covered dependents, if any, pursuant to COBRA and accelerated vesting of any unvested restricted stock awards or options to purchase our common stock as of the date of termination.

Under Mr. Regazzi’s agreement, he receives such salary and benefits for 15 months for termination in connection with a change of control and 12 months for an involuntary termination other than for cause. Pursuant to Mr. Ursprung’s offer letter, the Company intends to enter into its standard form written severance agreement with Mr. Ursprung, providing severance of nine months base salary for an involuntary termination other than for cause.

Each of Mr. Penta, Mr. Nair, Ms. Oduozor and Mr. Taber had a change in control and severance agreement of which none of them received any benefits under their agreements in connection with their resignations.

Compensation Committee Interlocks and Insider Participation

No current or former executive officer or other employee of Giga-tronics serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Giga-tronics Board or Compensation Committee.

Transactions with Related Parties

Any transaction or arrangement involving an amount exceeding $120,000 and in which a director, executive officer or immediate family member of either has or will have a direct or indirect material financial interest must be approved by a majority of the disinterested members of the Board. During the most recent fiscal year, there were no such arrangements, other than compensation arrangements as describe herein.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of Giga-tronics’ accounting functions and internal controls. The Audit Committee operates under a written charter approved by the Board of Directors that is available on the Investor Relations section of our website at http://investor.gigatronics.com/governance.cfm .

Management is responsible for the Company’s internal controls and financial reporting process. The Independent Registered Public Accounting Firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors the consolidated financial statements included in Giga-tronics’ Annual Report on Form 10-K for the fiscal year ended March 31, 2018. The Audit Committee also discussed, with the Independent Registered Public Accounting Firm, the matters required to be discussed by Auditing Standards No. 16, “ Communications with Audit Committees” issued by the Public Company Accounting Oversight Board (PCAOB). The Audit Committee also received written disclosures and the letter from the Independent Registered Public Accounting Firm pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence and the Audit Committee discussed with the auditors their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018 for filing with the Securities and Exchange Commission. The Audit Committee will recommend for approval to the entire Board of Directors the engagement of Armanino LLP to continue as the Company’s auditors for the current fiscal year.

Respectfully submitted,

AUDIT COMMITTEE

Gordon L. Almquist, Chairman

William J. Thompson

Jamie Weston

COMPENSATION COMMITTEE REPORT

General Compensation Policy

Giga-tronics’ executive compensation philosophy rests on two fundamental principles. First, the program is intended to provide fully competitive levels of compensation at expected levels of performance in order to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interest between Giga-tronics’ executives and its shareholders such that a significant portion of each executive’s compensation is linked directly to the creation of shareholder value.

The executive compensation program is intended to place heavy emphasis on variable pay, which is pay that varies with performance, and less focus on a fixed base salary. The incentive pay programs are intended to reward performance that is directly relevant to the Company’s short term and long term success. The three primary components of the program include base salary, annual incentive, which is a performance-based bonus, and long-term incentives such as stock options.

Factors

The process involved and the factors considered in the executive compensation determination for fiscal year 2018 are summarized below. It is expected that this process will remain the same in fiscal year 2019. However, the Compensation Committee may, at its discretion, apply a different set of factors in setting executive compensation in the future in order to further enhance the basic concept of “pay-for-performance”.

Base Salary

Base salaries are based primarily on individual performance, and each individual’s role within Giga-tronics. Employees with higher levels of sustained performance over time and/or those assuming greater responsibilities will be paid correspondingly higher salaries.

On the basis of its knowledge of the industry, and after reviewing published compensation surveys, this Committee believes that the base salary levels in effect for Giga-tronics’ executive officers after giving effect to recent increases are competitive with comparable companies within and outside its industry with which Giga-tronics competes for executive talent. However, the Compensation Committee did not engage an independent third party to confirm the specific percentiles at which the base salary levels in effect for Giga-tronics’ executive officers stood in relation to other comparable companies in its industry.

Salaries are reviewed annually based on individual performance, overall financial results and the general level of increases in the marketplace.

Annual Performance (Non-Stock Based) Incentive Compensation

Giga-tronics’ annual incentive bonus plan is intended to:

●	reward key employees based upon company and individual performance;
●	motivate; and
●	provide competitive cash compensation opportunities.

Incentive awards are paid annually in cash based upon achievement of individual performance objectives for the most recently completed fiscal year.

Other than sales incentive bonuses, there were no bonus payments earned in fiscal year 2018.

Long-Term (Stock Based) Incentive Compensation

Giga-tronics has always believed that stock ownership or stock option participation is the most effective way of aligning its management and shareholder interests. In the past, options are generally issued with an exercise price at 100% of market value, for ten year terms, exercisable for 20% of the total grant per year after the first year; however, recent grants were based on 25% vesting after one year and 1/48th per month thereafter. The right to exercise options granted from the Giga-tronics Incorporated 2005 Stock Option Plan (the “2005 Plan”), unless otherwise specified in the option grant, expires 90 days after termination of employment, and in case of death an optionee’s estate would have twelve months to exercise. No option or stock appreciation right shall be exercised after its expiration date in accordance with its terms.

CEO Compensation

The CEO compensation is based on the same considerations as any other senior executive. Other compensation factors, including salary increases, incentive bonus and option participation are performance-based.

Deduction Limit for Executive Compensation

Effective January 1, 1994, Section 162(m) of the Internal Revenue Code limits federal income tax deductions for compensation paid to the chief executive officer and the four other most highly compensated officers of a public company to $1 million per individual per year, but contains an exception for performance-based compensation that satisfies certain conditions.

The 2005 Plan restricts the maximum number of shares of common stock for which any one participant may be granted stock options and awards, and the stockholders approved this plan. As a result, stock options granted to Giga-tronics’ executive officers with an exercise price not less than the fair market value of the underlying shares on the grant date will generally qualify as performance-based compensation which is not subject to the $1 million limitation.

BY THE COMPENSATION COMMITTEE:

Jamie Weston, Chairman

Gordon L. Almquist

William J. Thompson

PROPOSAL 2

RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee intends to appoint the firm of Armanino LLP as Giga-tronics’ independent registered public accounting firm for the fiscal year ending March 30, 2019 and to perform other appropriate services. We are seeking ratification by the shareholders for this appointment. In case of a negative vote, the appointment will be reconsidered.

Armanino LLP served as the Company’s independent registered public accounting firm for the 2018 fiscal year. Crowe Horwath LLP served as the Company’s independent registered public accounting firm for the 2017 fiscal year.

On January 4, 2018, the Audit Committee approved the engagement of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2018, after completing a competitive bid process. As a result of the engagement of Armanino LLP, the Company dismissed Crowe Horwath LLP (“Crowe”) from that role on that date.

During the Company’s two preceding fiscal years and through January 4, 2018, (i) there were no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of SEC Regulation S-K.

Crowe’s reports on the financial statements of the Company for the Company’s 2017 and 2016 fiscal years included a qualification based on the Company’s disclosure that certain matters raised substantial doubt as to the Company’s ability to continue as a going concern. Crowe’s reports stated that the consolidated financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The Company provided Crowe with a copy of the disclosures in its Form 8-K describing its change in independent accountants and requested that Crowe furnish it with a letter addressed to the SEC stating whether or not Crowe agreed with these statements. Crowe provided such a letter, which the Company included with its Form 8-K filed with the SEC on January 8, 2018.

During the Company’s recent fiscal year, (i) there were no disagreements with Armanino on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Armanino’s satisfaction, would have caused Armanino to make reference to the subject matter in connection with their report on the Company’s financial statements for such year; and (ii) there were no reportable events, within the meaning set forth in Item 304(a)(1)(v) of SEC Regulation S-K.

Armanino’s report on the financial statements of the Company for the Company’s 2018 fiscal year included a qualification based on the Company’s disclosure that certain matters raised substantial doubt as to the Company’s ability to continue as a going concern. Armanino’s report stated that the consolidated financial statements did not include any adjustments that might result from the outcome of this uncertainty.

The following table presents aggregate fees billed for professional services rendered by Armanino LLP in fiscal year 2018 and by Crowe in fiscal years 2017 and 2018 in the following categories:

	2018	2017
Audit fees (1)	$195,433	$168,250
Audit-related fees	$—	$—
Tax fees	$—	$—
All other fees	$—	$—

(1)

Audit fees consist of fees for professional services rendered for the audit of the Company’s annual consolidated financial statements, review of consolidated financial statements included in the Company’s quarterly reports (on Form10-Q) and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. For fiscal year 2018, Crowe’s audit fees were $73,100 and Armanino’s audit fees were $122,333, totaling $195,433.

Representatives of Armanino LLP are expected to be present at Giga-tronics’ Annual Meeting with the opportunity to make a statement, if they desire to do so, and they are expected to be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “ FOR ” RATIFICATION OF THE APPOINTMENT OF ARMANINO LLP AS GIGA-TRONICS’ INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our shareholders to vote to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This advisory vote is commonly referred to as a “say on pay” proposal.

Our Compensation Committee, which is responsible for designing and administering the Company’s executive compensation program, has designed our executive compensation program to provide a competitive yet equitable compensation and benefits package that reflects the Company’s performance and size, job complexity, and strategic value of the position while enabling long-term retention and motivation consistent with the long-term interests of our shareholders. We encourage you to carefully review the compensation discussion beginning on page 15 of this proxy statement for details on Giga-tronics’s executive compensation, including Giga-tronics’ compensation philosophy and objectives, as well as the reasons and processes for how our Compensation Committee determined the structure and amounts of the fiscal year 2018 compensation of our executives.

We are asking our shareholders to support our executive compensation program. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the philosophy, policies and practices described in this proxy statement.

Accordingly, we are asking our shareholders to approve the following resolution:

RESOLVED, that the shareholders approve the compensation of Giga-tronics’ named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (which includes the compensation tables and related narrative discussion).

The results of this advisory vote are not binding on Giga-tronics. However, our Compensation Committee values the opinions expressed by shareholders in their vote, and will consider the outcome of the vote when making future compensation decisions for named executive officers.

THE BOARD RECOMMENDS THAT YOU VOTE “ FOR ” PROPOSAL NO. 3. THE PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

PROPOSAL 4

APPROVAL OF THE 2018 EQUITY INCENTIVE PLAN

The Board of Directors is asking our shareholders to approve the Company’s 2018 Equity Incentive Plan (the “2018 Plan”). The 2018 Plan was adopted by our board of directors on July 25, 2018, subject to shareholder approval. The 2018 Plan will take effect upon the approval of our shareholders.

Rationale for Adoption of the 2018 Plan

Grants of options and restricted shares and other share-based awards to employees and directors are an important part of the Company’s long-term incentive compensation program, which the Company uses to encourage ownership of the Company’s common stock by employees and directors of the Company and its affiliates and to provide additional incentive for them to promote the success of the Company.

The Company currently maintains the 2005 Equity Incentive Plan (the “Prior Plan”). However, following the effective date of the 2018 Plan, no further awards will be issued under the Prior Plan. All awards under the Prior Plan that are outstanding will continue to be governed by the terms, conditions and procedures set forth in the Prior Plan and any applicable award agreement.

Vote Required

You may vote “FOR” or “AGAINST” or “ABSTAIN” from voting when voting on the approval of the 2018 Plan. The 2018 Plan will be approved if it receives the affirmative vote of a majority of the total number of votes of our capital stock represented at the annual meeting and entitled to vote thereon. Proxies solicited by the Board will be voted “FOR” the 2018 Plan unless shareholders specify a contrary vote.

The Board recommends that you vote “FOR” the approval of the 2018 Plan.

The 2018 Plan

Set forth below is a summary of some of the terms of the 2018 Plan. The following summary is qualified in its entirety by reference to the terms of the 2018 Plan, a complete copy of which is attached to this proxy statement as Appendix A.

General. The 2018 Plan provides for the following types of awards:

●	stock options;
●	stock appreciation rights;
●	restricted stock awards; and
●	stock grants.

The Compensation Committee has not yet approved any awards under the 2018 Plan.

Participants. Any of the Company’s or its affiliates’ employees, including their officers and their directors, including non-employee directors, may be selected by the Compensation Committee to participate in the 2018 Plan. As of July 26, 2018, there were approximately 50 employees and five directors who will be eligible to participate in the 2018 Plan.

Administration. The 2018 Plan provides that it will be administered by the Compensation Committee. Members of the Compensation Committee serve until the appointment of their successors or their removal by the Board. The Board may at any time exercise any of the powers and responsibilities assigned to the Compensation Committee under the 2018 Plan. Subject to the provisions of the 2018 Plan, the Compensation Committee has complete authority to make all determinations with respect to awards to be granted, including the form of award and the recipient of the award. Subject to the provisions of the 2018 Plan, the Compensation Committee also has complete authority to interpret the 2018 Plan, to prescribe, amend and rescind rules and regulations relating to the 2018 Plan, to determine the terms and provisions of any agreements concerning the terms of an award, and to make all other determinations necessary or advisable for the administration of the 2018 Plan. All decisions, interpretations and other actions of the Compensation Committee are final and binding.

Stock options. Stock options may be granted under the 2018 Plan, including options which are qualified as incentive stock options (“ISOs”), as defined under Section 422 of the Internal Revenue Code (the “Code”), and nonqualified stock options. Options will not be exercisable at a price that is less than 100% of the fair market value of our common stock on the date of grant or, if the optionee holds at least 10% of the voting power of all classes of our stock, 110% of fair market value. The term of options will generally be ten years, except that incentive stock options granted to 10% shareholders will have a term of no more than five years. The Compensation Committee may allow an optionee to exercise an option before it vests, subject to the Company’s right to repurchase the shares or any other restriction the Compensation Committee imposes.

Upon the exercise of a stock option, the purchase price must be paid in full in either cash or its equivalent. The Compensation Committee may allow the optionee to make payment by tendering shares of our common stock having a fair market value equal to the exercise price. The Compensation Committee may also allow broker-assisted cashless exercises under which the Company issues shares on exercise of the option and is paid the purchase price from the sale of the shares by the optionee’s broker. The Compensation Committee may withhold shares on option exercise in payment of the exercise price and tax withholding and may also permit such other consideration that may be acceptable to the Compensation Committee.

Unless the Compensation Committee provides otherwise, Options continue to be exercisable for up to twelve months after an optionee’s association with the Company terminates due to death or disability and up to 90 days after an optionee’s association ends for other reasons.

Stock appreciation rights (“SARs”). A SAR entitles a participant to receive a payment equal in value to the difference between the fair market value of a share of stock on the date of exercise of the SAR over the price of the SAR on the date of grant. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any SAR will be determined by the Compensation Committee at the time of the grant of award and will be reflected in the award agreement. Each SAR will be granted with an exercise price that is not less than 100% of the fair market value of the related shares of common stock on the date of grant.

Restricted stock. A restricted stock award is the grant of shares of our common stock exercisable currently at a price determined by the Compensation Committee (including zero), that is subject to forfeiture until specific conditions or goals are met. Conditions may be based on continuing employment or achieving performance goals specified by the Compensation Committee. During the period of restriction, participants holding restricted stock may, if permitted by the Compensation Committee, have full voting and dividend rights. The restrictions lapse in accordance with a schedule or other conditions determined by the Compensation Committee.

Stock grants. A stock grant is an award of shares of common stock without restriction. Stock grants may be made in certain circumstances to reward special performance or for other special reasons.

Acceleration of vesting. Awards will vest on schedules determined by the Committee. The vesting of any awards granted under the 2018 Plan may be accelerated in full in the event of a change in control of the Company if the acquiring entity does not assume or replace the awards with comparable awards. In addition, the Compensation Committee may accelerate the exercisability of options and SARs (unless restricted by the Code in the case of incentive options) and any grant of restricted stock even if restrictions have not expired the event that the employment of the participants should subsequently terminate following such change of control or, under the general powers delegated to the Compensation Committee under the Plan, under such other circumstances as it determines.

Shares reserved for issuance. Subject to certain adjustments, The Company will be able to issue under the 2018 Plan a maximum of 2,500,000 shares of our common stock, which represents approximately 24% of our issued and outstanding shares, and 12% of the numbers of issued and outstanding shares assuming the conversion of all of the outstanding shares of our preferred stock. The Board believes that this number of shares constitutes reasonable potential equity dilution and provides a significant incentive for employees to increase the value of the Company for all shareholders. The closing trading price of a share of Company common stock as of the record date was $0.395. The maximum aggregate number of shares of our common stock which may be issued pursuant to or subject to outstanding incentive stock options granted under the 2018 Plan is 2,500,000. If any shares subject to an award are forfeited, expired terminated or cancelled or if an award terminates or expires without a distribution of shares to the participant, the shares of Company common stock with respect to such award will, to the extent of any such forfeiture, cancellation, termination or expiration again be available for awards under the 2018 Plan. Shares withheld in payment of tax withholding on exercise of awards, shares tendered by participants in payment of the exercise price of options and the purchase price of restricted stock similarly will become available for future grants under the 2018 Plan. As of the record date, we had: (i) 10,418,953 shares of Company common stock outstanding; (ii) 1,837,700 stock options outstanding (vested and unvested), with a weighted average exercise price of $0.494 per share; and (iii) 249,950 shares of unvested restricted stock outstanding. As exhibited by the Company’s responsible use of equity over the past several years and good corporate governance practices associated with equity and executive compensation practices in general, the stock reserved under the 2018 Plan will provide the Company with the platform needed for continued Company growth, while managing program costs and share utilization levels.

Limitation of Rights. Participants in the 2018 Plan will not be deemed for any purpose to be shareholders of the Company with respect to any of the shares of stock subject to an award unless and until a certificate has been issued for the shares. However, the Compensation Committee may allow holders of restricted stock to exercise voting rights and receive dividends during the restricted period. Any stock issued pursuant to awards is subject to any restrictions on transfer imposed by our articles of incorporation and bylaws and by applicable law.

Transferability. Except as otherwise provided in the 2018 Plan, options and awards are not transferable, and no options, awards or interests in them may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. All of a participant’s rights in any option or award may be exercised during the life of the participant only by the participant or the participant’s legal representative. However, the Compensation Committee may allow a nonstatutory stock option or restricted stock to be transferred by the recipient to a family member, provided no compensation or value is paid for the transfer.

Amendment and termination. The Board may terminate, amend or modify the 2018 Plan at any time, with shareholder approval to the extent necessary to comply with any applicable law, regulation or listing standard of any market where the Company’s securities trade. The Company may not make any grants under the 2018 Plan after the tenth anniversary of the date the plan was approved by our shareholders. Awards outstanding at the time the 2018 Plan is amended or terminated will continue in existence, and the terms of the 2018 Plan will continue to apply to them, until the awards are exercised, cancelled or forfeited.

Change of Control. To the extent not vested, in the event of an acquisition constituting a change of control of the Company, all awards under the 2018 Plan will automatically vest if not assumed by the acquiring company or replaced by a similar award. In addition, the Committee or Board generally has the authority to accelerate the vesting of any Award.

Equitable Adjustments. If the outstanding number of shares of our common stock (or any other securities covered by the 2018 Plan by reason of the prior adjustment) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding shares of common stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company or if there occurs such other extraordinary corporate action or change in law or accounting principles not specifically covered by the foregoing which, in any such case, the Compensation Committee determines, in its sole discretion, affects the shares of our common stock such that an adjustment is determined by the Compensation Committee to be appropriate, including but not limited to an extraordinary cash or property distribution on shares of common stock, a corporate separation or other reorganization or liquidation, an appropriate and proportionate equitable substitution or proportionate adjustment will be made in (i) the maximum numbers and kinds of shares permitted for issuance under the 2018 Plan, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding awards (without change in the aggregate purchase price as to which such awards remain exercisable), and (iv) the repurchase price of each share of restricted stock then subject to a risk of forfeiture in the form of a Company repurchase right. In addition, in connection with a change in control, Compensation Committee may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, the Compensation Committee may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

Registration with the SEC. Upon approval of the 2018 Plan, the Company plans to file a registration statement with the SEC to register the shares available under the 2018 Plan.

Shareholder approval. Approval of the 2018 Plan requires the affirmative vote of a majority of the outstanding shares entitled to vote at the annual meeting.

Certain Federal Income Tax Effects

The following is a summary of certain United States federal income tax consequences of awards under the 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price. The Company generally will be entitled to a tax deduction at such time and in the same amount that the participant recognizes ordinary income. If shares acquired upon exercise of a non-qualified stock option are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of such exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2018 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, the Company will receive an income tax deduction at the same time and in the same amount as the participant recognizes ordinary income.

Stock Appreciation Rights. A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. The Company generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the fair market value of the shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code). The Company generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The Company generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the 2018 Plan. A participant in the 2018 Plan may also be subject to state and local taxes in connection with the grant of awards under the 2018 Plan. Plan participants are encouraged to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 4.

SHAREHOLDERS' PROPOSALS AND NOMINATIONS

To be considered for presentation to the Annual Meeting of Shareholders in 2019, which we currently expect to be held around September 19, 2019, a shareholder proposal (including a shareholder nomination for director) must be received by Giga-tronics no later than April 11, 2019. Proposals should be addressed to the Corporate Secretary, Giga-tronics Incorporated, 5990 Gleason Drive, Dublin, California 94568.

SEC rules permit proxy holders to vote in their discretion on matters proposed by a shareholder and not described in the proxy statement only if the Company did not receive notice of the proposal and certain additional information at least 45 days in advance of the anniversary of the proxy mailing date for the previous year’s meeting or a reasonable period in advance if the meeting date is changed by more than 30 days from the previous year. Next year we expect this deadline date will be June 25, 2019. We will report any change in this date in a quarterly report on Form 10-Q or current report on Form 8-K.

The Annual Report of Giga-tronics for the fiscal year ended March 31, 2018 is being mailed with this mailing of the Notice of Annual Meeting and Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. Giga-tronics will mail the Annual Report on Form 10-K for the most recent fiscal year to any shareholder who requests a copy. Requests should be sent to the Corporate Secretary as noted above for proposals.

OTHER MATTERS

Giga-tronics knows of no other business which will be presented at the Annual Meeting other than the proposals included in the Notice of Meeting. If any other business is properly brought before the Annual Meeting, persons appointed as proxies for the shareholders in the enclosed form will vote on these matters in accordance with their judgments. Regardless of whether you intend to be present at the Annual Meeting, you are urged to complete, date, sign and return your proxy promptly.

The Report of the Compensation Committee, the Report of the Audit Committee, and the statement of independence of Audit Committee members referred to under “Information About the Board and Committees of the Board” are not to be considered as filed with the Securities and Exchange Commission or incorporated by reference into any other filings which the Company makes with the Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, nor is this information considered as proxy soliciting material. These portions of this proxy statement are not a part of any of those filings unless otherwise stated in those filings.

By order of the Board of Directors,

/s/ William J. Thompson
William J. Thompson
Chairman of the Board of Directors

Dublin, California

July 30, 2018

APPENDIX A

Giga-tronics Incorporated

2018 Equity Incentive Plan

1.     Purpose. The 2018 Equity Incentive Plan (the “Plan”) of Giga-tronics Incorporated, a California corporation (the “Company”), is intended to encourage ownership of Stock by employees and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company’s business. The Plan is intended to be a plan referenced in Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.     Definitions. As used in the Plan, the following terms shall have the following meanings:

 2.1     Accelerate, Accelerated, and Acceleration means:

 (a) when used with respect to an Option or Stock Appreciation Right, that as of the time of reference the Option or Stock Appreciation Right will become exercisable with respect to some or all of the Stock or Stock Appreciation Right for which it was not then otherwise exercisable by its terms; and

 (b) when used with respect to Restricted Stock, that the Risk of Forfeiture otherwise applicable to such Restricted Stock shall expire with respect to some or all of the Restricted Stock then still otherwise subject to the Risk of Forfeiture for which it was not then otherwise expired by its terms.

2.2     Acquisition means a merger or consolidation of the Company with or into another person or the sale, transfer, or other disposition of all or substantially all of the Company’s assets to one or more other persons in a single transaction or series of related transactions.

2.3     Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.4     Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Restricted Stock, or Stock Grants.

2.5     Award Agreement means an agreement between the Company and a Participant, setting forth the terms and conditions of an Award.

2.6     Board means the Board of Directors of the Company.

2.7     Change of Control means and shall be deemed to have occurred if:

(a) other than by way of merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company;

(b) a majority of the members of the board of directors of the Company is replaced during any 18-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s board of directors prior to the date of appointment or election; or

(c) a merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, and as a result of which less than 50% of the combined voting power of the resulting corporation immediately after the merger or consolidation is held in the same proportion by persons who were shareholders of the Company or any Subsidiary immediately before the merger or consolidation;

(d) other than by way of merger into or consolidation with another corporation, or merger of another corporation into the Company or any Subsidiary, one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or group), assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to such acquisition or acquisitions. For purposes of the preceding clause (c), there is no acquisition of assets if the assets are transferred to:

 (i) a shareholder of the Company in exchange for or with respect to its stock;

 (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

 (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

  (iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in the preceding clause (iii).

Notwithstanding the foregoing, (i) a Change of Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change of Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change of Control, the term “person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company.

2.8       Code means the Internal Revenue Code of 1986, as amended, or any successor statutes thereto, and any regulations issued from time to time thereunder.

2.9       Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5. For any period during which no such committee is in existence, “Committee” means the Board, and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board. In the discretion of the Board, the Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3 under the Exchange Act. In addition, the Board or the Committee, in its discretion, may delegate to a committee of two or more persons, who may but need not be Outside Directors or Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act.

2.10     Continuous Service means the absence of any interruption or termination of service as an employee or director of the Company or any Subsidiary. Continuous Service shall not be considered interrupted during any period of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company and any Parent, Subsidiary or successor of the Company. Military, family or sick leave or other public (such as jury duty) or personal leave approved by an authorized representative of the Company shall not be deemed an interruption or termination of Continuous Service, provided that it does not exceed the longer of 90 days or the period during which the absent Participant’s reemployment rights, if any, are guaranteed by statute or by contract.

2.11      Effective Date means the date on which this Plan is approved by the Company’s shareholders.

2.12      Exchange Act means the Securities Exchange Act of 1934, as amended.

2.13      Exercise Price means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase shares of Stock issuable upon exercise of such Award, and (ii) with respect to a Stock Appreciation Right, the base price per share of such Stock Appreciation Right.

2.14      Grandfathered Arrangement means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

2.15      Grant Date means the date as of which an Award is granted, which for an Option shall be as determined under Section 7.1(a).

2.16      Incentive Option means an Option which by its terms is to be treated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.17      Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee consistent with the requirements of Section 409A of the Code. Unless otherwise determined by the Committee, the Market Value of a share of Stock (i) if the Stock is admitted to trading on a national securities exchange, as of any date is the closing price as reported on the Nasdaq Capital Market (or on the principal national securities exchange or other established market on which or through which the Stock is then traded) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported and (ii) if the Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

2.18      Nonstatutory Option means any Option that is not an Incentive Option.

2.19      Option means an Incentive Option or a Nonstatutory Option.

2.20      Optionee means a Participant to whom an Option shall have been granted under the Plan or to whom an Option has been transferred pursuant to Section 6.4.

2.21      Parent means a parent corporation of the Company, whether now or hereafter existing, as defined by Section 424(e) of the Code.

2.22      Participant means any recipient or Permitted Transferee of an outstanding Award or of securities issued pursuant to an Award.

2.23      Permitted Transferee means any of the persons or entities to which certain awards may be transferred as provided in Section 6.4 of the Plan.

2.24     person means an individual, a corporation, a partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

2.25     Restricted Stock means Stock granted or sold to a Participant subject to a Risk of Forfeiture.

2.26     Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock, during which the Restricted Stock is subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.27     Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock, including a right of the Company to reacquire Restricted Stock for no value or below Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.28     Securities Act means the Securities Act of 1933, as amended.

2.29     SEC means the U.S. Securities and Exchange Commission.

2.30     Stock means common stock, no par value, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.31     Stock Appreciation Right means a right to receive in cash any excess in the Market Value of a share of Stock on the date of exercise (except as otherwise provided in Section 7.2(c)) over a specified Exercise Price.

2.32     Stock Grant means the grant of Stock not subject to restrictions or other forfeiture conditions.

2.33     Subsidiary means a subsidiary corporation of the Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

2.34     Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary of the Company). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

2.35     Vesting Commencement Date means, with respect to an Award, the date, determined by the Committee, on which the vesting of the Award commence, which may be the Grant Date or a date prior to or after the Grant Date.

3.           Term of the Plan. Unless the Plan shall have been earlier terminated by the Board, Awards may be granted from the Effective Date until immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan.

4.           Stock Subject to the Plan. Subject to Section 8, the maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Awards is 2,500,000. The maximum aggregate number of shares of Stock which may be issued pursuant to or subject to Incentive Options granted under the Plan is 2,500,000. The shares of Stock subject to the Plan may be authorized but unissued shares or reacquired shares, bought on the open market or otherwise. If any Option or Stock Appreciation Right expires, terminates, or is cancelled for any reason without having been exercised in full, or if any other Award is forfeited by the Participant, the shares of Stock to which the Award relates which are not acquired by the Optionee or which are forfeited by the Participant shall again be available for Awards to be granted under the Plan. In addition, exercise or settlement of any Award shall not count against the foregoing limitations except to the extent settled in the form of Stock. Shares of Stock issued pursuant to Awards which are later repurchased by the Company pursuant to any repurchase right (other than the repurchase of shares that have not vested and are subject to forfeiture prior to vesting) that the Company may have shall not be available for future grant of Awards under the Plan. If any shares subject to an Award are not delivered to a Participant because such shares are withheld for the payment of taxes or the Award is exercised through a reduction of shares subject to the Award through the “net exercise” feature described herein, the number of shares that are not delivered to the Participant will be available for issuance under the Plan. If the Exercise Price of any Award is satisfied by tendering shares of Stock held by the Participant, then the number of shares so tendered will be available for issuance under the Plan.

5.           Administration. The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee’s exercise of its authorities hereunder. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan, including the employee or director to receive the Award, the number of shares of Stock subject to Awards and the form and terms and conditions of any Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees and directors, their present and potential contributions to the success of the Company and Affiliates, and such other factors as the Committee in its discretion shall deem relevant. In addition, subject to the provisions of the Plan, the Committee shall have complete authority to (A) determine the (i) the Exercise Price of each Option and each Stock Appreciation Rights or the purchase price of any other Award, (ii) subject to the requirements of Section 409A of the Code (to the extent applicable) and to Section 8.1, any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards); (B) determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Stock Awards; (C) determine the Market Value in accordance with the terms of the Plan; (D) determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan; (E) adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable; (F) otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and (G) consistent with Section 7.5, to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan. Subject to the provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective Award Agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the Plan. The Committee’s determinations on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.          Authorization of Grants.

6.1     Eligibility. The Committee may grant from time to time and at any time prior to the termination or expiration of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of the Company or any Affiliates or to any member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any Parent or Subsidiary of the Company, shall be eligible for the grant of an Incentive Option.

6.2     General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including but not limited to any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant has (a) (i) executed an Award Agreement with respect to such Award and delivered a fully executed copy of such Award Agreement to the Company, or (ii) otherwise affirmatively assented to the terms and conditions of an Award Agreement with respect to such Award, including by “click through” agreement, pursuant to procedures and guidelines approved by the Committee, and (b) otherwise complied with the applicable terms and conditions of such Award.

6.3     Effect of Termination of Employment, Disability or Death.

(a)     Termination of Employment, Etc. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if the Participant’s Continuous Service ends for any reason other than by total disability or death, including because of the Participant’s employer ceasing to be an Affiliate, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(b)     Disability of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, if a Participant’s Continuous Service ends due to disability (as defined in Section 22(e)(3) of the Code), and such Participant was in Continuous Service from the Grant Date until the date of termination of service, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following the date of termination of Continuous Service and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(c)     Death of Participant. Unless the Committee shall provide otherwise (consistent with applicable law and other relevant restrictions) with respect to any Award, in the event of the death of a Participant who was in Continuous Service from the Grant Date until the date of death, (i) any outstanding Option or Stock Appreciation Right of the Participant shall cease to be exercisable in any respect twelve months following that event and, for the period it remains exercisable following the date of death, shall be exercisable by such Participant’s estate or by a person who acquired the right to exercise such Award by bequest, inheritance or otherwise as a result of the Participant’s death, but only to the extent exercisable at the date of death, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms, and (ii) any other outstanding Award of such Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement.

(d)     Extension of Termination Date. An Award Agreement may provide that if the exercise of the Award following the termination of the Participant’s Continuous Service would be prohibited at any time solely because the issuance of shares of Stock would violate the registration requirements under the Securities Act, then the Award will terminate on the earlier of (i) the expiration of the term of the Award set forth in the Award Agreement or (ii) the expiration of a period of three consecutive months after the termination of the Participant’s Continuous Service during which the exercise of the Award would not be in violation of such registration requirements, but only to the extent exercisable at the date of such termination, subject to the condition that no Option or Stock Appreciation Right shall be exercised after its expiration in accordance with its terms. Pursuant to the Code, any extension of the exercisability of an Incentive Option pursuant to this Section 6.3(d) will cause the Incentive Option to be treated as a Nonstatutory Option.

6.4     Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant’s rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant’s legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, Stock Appreciation Right or Restricted Stock, provide that such Award may be transferred by the Participant through a gift or domestic relations order in settlement of marital property rights to any of the following donees or transferees and may be reacquired by the Participant from any of such donors or transferees (each a “Permitted Transferee”):

(a)    any “family member,” which includes any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships and any individual sharing the Participant’s household (other than a tenant or employee);

(b)     a trust in which family members have more than 50% of the beneficial interest;

(c)     a foundation in which family members (or the Participant) control the management of assets; and

(d)     any other entity in which family members (or the Participant) own more than 50% of the voting interests,

provided, that (x) any such transfer is without payment of any value whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion; (y) the Award Agreement pursuant to which such Awards are granted, and any amendments thereto, must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section 6.4; and (z) subsequent transfers of transferred Awards shall be prohibited except in accordance with this Section 6.4. Following transfer, any such Awards and any securities issued pursuant thereto shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term of the Plan and the Award Agreement shall continue to be applied with respect to the original Participant, and any Awards shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement or Section 6.3, as applicable.

6.5     Cancellation of Awards For Improper Acts of Participant. If, at any time during the course of a Participant’s employment with the Company or any Affiliates or within six months after termination of Continuous Service, a Participant engages in any activity in competition with any business activity of the Company of any Affiliates, or inimical, contrary or harmful to the interests of the Company or any Affiliates, including, but not limited to:

(a) conduct related to the Participant’s employment for which either criminal or civil penalties may be sought,

(b) violation of the policies of the Company or any Affiliates, including, without limitation, personnel and insider trading policies,

(c) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any Affiliates,

(d) employing or recruiting any present, former or future employee of the Company or any of its Affiliates,

(e) disclosing or misusing any confidential information or material concerning the Company or any Affiliates, or

(f) participating in a hostile takeover attempt, tender offer or proxy contest involving the Company or any Affiliates,

then (1) all Awards shall terminate and be forfeited effective the date on which the Participant enters into such activity, unless terminated or forfeited sooner by operation of another term of condition of the Plan or an Award Agreement or by operation of law, (2) any cash, security or other property acquired by a Participant pursuant to an Award during the Forfeiture Period shall be forfeited, and (3) any gain realized by a Participant from the sale of any security acquired under any Award during the Forfeiture Period shall be paid by the Participant to the Company. The “Forfeiture Period” shall mean the period commencing on the Grant Date of the Award and ending six months after termination of Continuous Service.

7.     Specific Terms of Awards.

 7.1           Options.

(a)     Date of Grant. The granting of an Option shall take place upon Committee approval of the grant or such later time as may be specified in the Award Agreement.

(b)     Exercise Price. Unless otherwise provided by law, the per share Exercise Price at which Stock may be acquired under each Incentive Option and each Nonstatutory Option shall be not less than 100% of the Market Value of a share of Stock on the Grant Date, or not less than 110% of the Market Value of a share of Stock on the Grant Date if the Optionee is a Ten Percent Owner.

(c)     Exercise Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. No Nonstatutory Option may be exercised on or after the tenth anniversary of the Grant Date.

(d)     Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the Exercise Price of the Stock to be purchased plus any applicable tax withholding or, if the Committee had so authorized upon the grant of an Incentive Option or on or after grant of a Nonstatutory Option (and subject to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting or tax effects on the Company) by:

(i)     delivery to the Company of Stock having a Market Value equal to the Exercise Price of the shares of Stock with respect to which the Option is then being exercised

(ii)     a “net exercise” of the Option (as further described below),

(iii)     delivery to the Company of a cash payment made pursuant to a “cashless” exercise program (as further described below),

(iv)     any other form of legal consideration that may be acceptable to the Committee.

Subject to compliance with applicable law and regulation, including but not limited to Section 402 of the Sarbanes-Oxley Act of 2002, if the Stock is traded on an established market, payment of any Exercise Price may also be made through and under the terms and conditions of any formal “cashless” exercise program authorized by the Committee entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares of Stock then being purchased. Stock issued and paid for pursuant to this section shall be fully paid and nonassessable.

In the case of a “net exercise” of an Option, the Company will not require a payment of the Exercise Price of the Option from the Participant but will reduce the number of shares of Stock issued upon the exercise by the largest number of whole shares that have a Fair Market Value that does not exceed the aggregate Exercise Price. With respect to any remaining balance of the aggregate Exercise Price, the Company will accept a cash payment from the Participant.

The number of shares of Stock underlying an Option will decrease following the exercise of such Option to the extent of (i) shares used to pay the Exercise Price of an Option under the “net exercise” feature, (ii) shares actually delivered to the Participant as a result of such exercise and (iii) shares withheld for purposes of tax withholding.

(e)     Early Exercise. The Option may include a provision whereby the Participant may elect at any time before his or her Continuous Service terminates to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(f)     Limit on Incentive Option Characterization. An Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the “current limit.” The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other incentive option previously granted to the Optionee under all other plans of the Company and Affiliates. Any Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option. The current limit will be calculated according to the chronological order in which the Options were granted.

(g)     Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, promptly to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2     Stock Appreciation Rights.

(a)     Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, expires or is cancelled, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised, expire or are cancelled.

(b)     Exercise Price. Stock Appreciation Rights shall have such Exercise Price as the Committee may determine, except that in the case of Stock Appreciation Rights in tandem with Options, the Exercise Price of the Stock Appreciation Rights shall equal the Exercise Price of the related Option; but in no event shall be less than 100% of the Market Value of a share of Stock on the Grant Date.

(c)     Exercise Period. No Stock Appreciation Right may be exercised on or after the tenth anniversary of the Vesting Commencement Date.

(d)     Exercisability. A Stock Appreciation Right will become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine.

(e)     Method of Exercise. A Stock Appreciation Right may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Stock Appreciation Right is then being exercised.

7.3     Restricted Stock.

(a)     Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b)     Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to Section 7.3(c), maybe issued a stock certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award which includes language substantially in the following form:

The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of the 2018 Equity Incentive Plan of the issuer and an Award Agreement entered into by the registered owner and the issuer. Copies of such Plan and Agreement are on file in the offices of the issuer.

(c)     Escrow of Shares. The Committee may require that the stock certificates evidencing Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d)     Restrictions and Restriction Period. During the Restriction Period applicable to Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e)     Rights Pending Lapse of Risk of Forfeiture, or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a shareholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the Restricted Stock. The Committee, as determined at the time the Award is made, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock to the extent shares are available under Section 4 and otherwise to be subject to the terms of the Plan.

(f)     Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares may be delivered to the Participant promptly if not theretofore so delivered. Restricted Stock may be subject to a share repurchase right or option in favor of the Company in accordance with a vesting schedule to be determined by the Committee. In the event that a Participant’s Continuous Service terminates, the Company will have the right, but not the obligation, to repurchase or otherwise reacquire, any or all of the shares of Restricted Stock held by the Participant that have not vested as of the date of termination. At the Committee’s election, the repurchase price may be the lesser of: (i) the Market Value on the relevant date or (ii) the Participant’s original cost.

7.4     Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or Affiliates, in lieu of compensation otherwise already due or in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.5     Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan, granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of, the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

7.6     Section 409A. The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

8.           Adjustment Provisions.

8.1     Adjustment for Corporate Actions. All of the share numbers set forth in Section 4 reflect the capital structure of the Company as of the Effective Date. Subject to Section 8.2, if subsequent to the Effective Date the outstanding number of shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such outstanding Stock, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, combination, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution of the Company’s equity securities without the receipt of consideration by the Company or if there occurs such other extraordinary corporate action or change in law or accounting principles not specifically covered by the foregoing which, in any such case, the Committee determines, in its sole discretion, affects the Stock such that an adjustment pursuant to this Section 8.1 hereof is appropriate, including but not limited to an extraordinary cash or property distribution on Stock, a corporate separation or other reorganization or liquidation, an equitable substitution or proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the Exercise Price for each share or other unit of any other securities subject to then outstanding Awards (without change in the aggregate purchase price as to which such Awards remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right. Any adjustment in Awards made pursuant to this Section 8.1 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of Option Exercise Prices, rates of vesting or exercisability, Risks of Forfeiture and applicable repurchase prices for Restricted Stock which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8.1. Without limiting the generality of the foregoing, in connection with a Change of Control, the Committee may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Market Value equal to the Market Value of the Stock, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Market Value of the Stock, cash or other property covered by such Award, the Committee may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Committee, any adjustments to Incentive Options under this Section 8.1 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Committee’s determinations pursuant to this Section 8.1 shall be final, binding and conclusive.

8.2     Treatment in Certain Acquisitions.

(a)     Subject to any provisions of then outstanding Awards granting different rights to the holders thereof, in the event of a Change of Control in which some or all outstanding Awards are not Accelerated, any then outstanding Awards shall nevertheless Accelerate to the extent not assumed or replaced by comparable Awards referencing shares of the capital stock of the successor or acquiring entity or the entity in control of such successor or acquiring entity, and at the effective time of such Acquisition (or after a reasonable period following such Change of Control, as determined by the Committee) terminate. As to any one or more outstanding Awards which are not otherwise Accelerated in full by reason of such Change of Control, the Committee may also, either in advance of such Change of Control or at the effective time thereof and upon such terms as it may deem appropriate, provide for the Acceleration of such outstanding Awards in the event that the employment of the Participants should subsequently terminate following such Change of Control. Each outstanding Award that is assumed in connection with such Change of Control, or is otherwise to continue in effect subsequent to such Change of Control, will be appropriately adjusted, immediately after such Change of Control, as to the number and class of securities and other relevant terms in accordance with Section 8.1.

(b)     For the purposes of this Section 8.2, an Award shall be considered assumed or replaced by a comparable Award if, following the Acquisition constituting a Change of Control, the replacement award confers the right to receive, for each share of Stock subject or relating to the Award immediately prior to such Acquisition:

(i) the consideration (whether stock, cash or other securities or property) received in such Change of Control by holders of Stock on the effective date of such Change of Control (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Stock); provided, however, that if such consideration received in such Change of Control was not solely common stock of the successor corporation or its Parent or Subsidiary, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award for each share of Stock subject to the Award to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Stock in such Change of Control; or

(ii) in the case of Awards which are payable otherwise than in Stock or other securities of the Company or other property, the same consideration which the Participant would have been entitled to receive had no such Change of Control occurred.

8.3     Dissolution or Liquidation. Upon dissolution or liquidation of the Company, (a) each outstanding Option and Stock Appreciation Right shall terminate, but the Optionee shall have the right, immediately prior to such dissolution or liquidation, to exercise the Option to the extent exercisable on the date of dissolution or liquidation; (b) each share of Restricted Stock that is subject to a Risk of Forfeiture immediately prior to such dissolution or liquidation may, at the election of the Company, be forfeited by the Company prior to such dissolution or liquidation pursuant to the terms of the applicable Award Agreement; and (c) subject to subparts (a) and (b) of this Section 8.3, each other outstanding Award shall be forfeited.

8.4     Fractional Shares Prohibited. No fraction of a share shall be purchasable or deliverable in payment of an Award, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares.

9.     Settlement of Awards

9.1     Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of Stock covered by an Award may constitute a violation of applicable law, rule, regulation or any listing standard of any market on which or through which the Company’s securities may be traded, then the Company may delay such issuance and the delivery of a certificate for such shares until compliance with such provisions has been obtained.

9.2     Corporate Restrictions on Rights in Stock. Any securities to be issued pursuant to Awards shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the articles of incorporation and bylaws of the Company and applicable law.

9.3     Investment Representations. The Company shall be under no obligation to issue any securities covered by any Award unless they have been effectively registered under the Securities Act, or the Participant or his or her Permitted Transferee shall have made such written representations to the Company or otherwise (which the Company believes may be reasonably relied upon) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such securities will be exempt from the registration requirements of the Securities Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including but not limited to that the Participant or his or her Permitted Transferee is acquiring the securities for such person’s own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such securities. The Company may require a Participant or his or her Permitted Transferee, as a condition of exercising or acquiring securities under any Award or transferring any award as may be permitted by the Plan, (i) to give written assurances satisfactory to the Company as to the Participant’s or his or her Permitted Transferee’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that the Participant or his or her Permitted Transferee is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant or his or her Permitted Transferee is acquiring securities subject to the Award for the Participant’s or his or her Permitted Transferee’s own account and not with any present intention of selling or otherwise distributing the securities.

9.4      Registration.

(a) SEC Registration. If the Company shall deem it necessary or desirable to register under the Securities Act or other applicable statutes any securities issued or to be issued pursuant to Awards, or to qualify any such securities for exemption from the Securities Act or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each Participant, or each holder of securities acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its Affiliates and their respective officers, directors, agents, advisors and employees from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

(b) Lock-Ups. In addition, the Company may require of any person holding an Award or securities issued pursuant to an Award that such person agree that, without the prior written consent of the Company, such person will not sell, make any short sale of, lend, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any securities which were or may be issued pursuant to an Award or any interest therein during the 180-day period commencing on the effective date of the registration statement (or commencing on the closing date of any offering of the Company’s securities registered pursuant to a shelf registration statement, whichever is applicable) relating to an underwritten public offering. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requests that the Company’s directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) to the extent requested by the Company, each holder of securities acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company’s directors and officers are required to adhere; and (b) at the request of the Company, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company’s directors and officers.

9.5      Placement of Legends; Stop Orders; etc. Each certificate for securities to be issued pursuant to Awards may bear a reference to the investment representation made in accordance with Section 9.4 in addition to any other applicable restriction under the Plan, the terms of the Award and, if applicable, to the fact that no registration statement has been filed with the SEC and no registration or qualification has been filed under any state securities or blue sky laws in respect to such securities. All certificates for Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange or market on which or through which the Company’s securities are then traded, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

9.6     Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. However, in such cases Participants may elect, subject to the approval of the Committee, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock from Stock otherwise due to the Participant in payment of an Award, or to submit shares of Stock previously owned by the Participant, to satisfy their tax obligations.

9.7     Participants may only elect to have shares withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed as a result of the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

10.         Reservation of Stock. The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards, and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.         Use of Proceeds. Proceeds from the sale of the Company’s securities pursuant to Awards will constitute general funds of the Company.

12.         Limitation of Rights in Stock; No Special Service Rights. Subject to Section 7.3(e), a Participant shall not be deemed for any purpose to be a shareholder of the Company with respect to any of the Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his/her agent. Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant any right to the continuation of such Participant’s employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or provision of law or articles of incorporation or bylaws to the contrary, at any time to terminate such employment or other association or to increase or decrease, or otherwise adjust, the other terms and conditions of the Participant’s employment or other association with the Company and Affiliates.

13.         Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained in this Plan shall give any such Participant any rights that are greater than those of an unsecured general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to make payment of Awards, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

14.         Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company shall be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options, restricted stock and other forms of compensation (incentive or otherwise) other than under the Plan upon such terms as the Company may determine from time to time.

15.         Termination and Amendment of the Plan.

15.1     The Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable to the extent permitted by applicable law and the rules and regulations of any market on which or through which the Company’s securities may be traded. In any case, no termination or amendment of the Plan may, without the consent of any Participant, materially and adversely affect the rights of the Participant under such Award.

15.2     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, provided that the Award as amended is consistent with the terms of the Plan, but no such amendment shall materially impair the rights of the Participant without such Participant’s consent unless the impairment of such rights is necessary to comply with Section 409A of the Code.

15.3     No amendment will be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy applicable law or the rules and regulations of any market on which or through which the Company’s securities may be traded.

16.         Notices and Other Communications. Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class, registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by first class, registered, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the Participant, at such Participant’s residence or business address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number or electronic mail address, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; (iii) in the case of facsimile transmission, when confirmed by facsimile machine report; and (iv) in the case of electronic mail, when directed to an electronic mail address at which the receiving party has consented to receive notice, provided, that such consent is deemed revoked if the sender is unable to deliver by electronic transmission two consecutive notices and such inability becomes known to the secretary or assistant secretary of the Company or to the transfer agent, or other person responsible for giving notice.

17.         Governing Law. The Plan and all Award Agreements and actions taken thereunder shall be governed, interpreted and enforced in accordance with the laws of the State of California, without regard to the conflict of laws principles thereof.

18.         Miscellaneous.

(a) Limitation on Securities Issuable. At no time shall the total number of securities issuable upon exercise of all outstanding Options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of §260.140.45 of the California Code of Regulations, based on the securities of the Company which are outstanding at the time the calculation is made.

(b) Information to Participants. Participants will receive financial statements of the Company at least annually as required by Rule §260.140.45 of the California Code of Regulations.

(c) Final and Binding. The terms of the Plan and of any Award, and all actions and interpretations of the Committee made pursuant to the Plan, shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award, including but not limited to Participants and their spouses and domestic partners, and the respective Permitted Transferees, executors, administrators, heirs, personal representatives and successors of the foregoing.

GIGA-TRONICS INCORPORATED

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

William J. Thompson and Lutz P. Henckels, or either of them are hereby constituted and appointed the lawful attorneys and proxies of the undersigned, each with full power of substitution, to vote and act as proxy with respect to all shares of common stock of Giga-tronics Incorporated standing in the name of the undersigned on the books of Giga-tronics at the close of business on July 26, 2018 at the Annual Meeting of Shareholders to be held at Giga-tronics’ executive offices at 5990 Gleason Drive, Dublin, California 94568 on September 20, 2018 at 9:30 a.m. (PDT), or at any adjournment or postponement thereof.

THE POWERS HEREBY GRANTED MAY BE EXERCISED BY BOTH OF SAID ATTORNEYS OR PROXIES OR THEIR SUBSTITUTES PRESENT AND ACTING AT THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF OR, IF ONLY ONE BE PRESENT AND ACTING, THEN BY THAT ONE. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT SAID MEETING.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE.

PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY

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Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Shareholders to be held September 20, 2018

The 2018 Proxy Statement and our 2018 Annual Report

to Shareholders are available at:

http://www.viewproxy.com/gigatronics/2018

Please mark votes as in this example	⌧

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED ON THIS CARD. THE PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” EACH OF THE PROPOSALS IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY.

IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

	FOR	WITHHOLD	2. Ratify the appointment of Armanino LLP as
1. Elect five Directors for the ensuing year.	all nominees	AUTHORITY	independent registered public accounting
01 Gordon L. Almquist 04 William J. Thompson	(except as	for all nominees	firm
02 Lutz P. Henckels 05 Jamie Weston	marked)		☐ FOR ☐ AGAINST ☐ ABSTAIN
03 John R. Regazzi
	☐	☐	3. Approve an advisory vote to approve the named executive officer compensation
☐ FOR ☐ AGAINST ☐ ABSTAIN

INSTRUCTION: To withhold authority to vote for one or more nominees, write such names in the space provided below:			4. To approve the 2018 Giga-tronics Equity Incentive Plan
☐ FOR ☐ AGAINST ☐ ABSTAIN

I plan to attend the Annual Meeting ☐

Please sign exactly as the name appears printed hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by annual authorized officer. If a partnership, please sign in full partnership name by authorized person. Receipt of the Proxy statement for the meeting is hereby acknowledged.

Dated:
For address changes and/or comments, please write them below

Signature(s) of Shareholder(s)

Title

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PROXY VOTING INSTRUCTIONS

Please complete the form above and return in the business reply envelope provided.